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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 21, 2008

                                West Marine, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                     0-22512                  77-0355502
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(State or other jurisdiction  (Commission File Number)   (I.R.S. Employer
    of incorporation)                                     Identification No.)



                               500 Westridge Drive
                          Watsonville, California 95076
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          (Address of principal executive offices, including zip code)



                                 (831) 728-7200
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              (Registrant's telephone number, including area code)



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             (Former name or address, if changed since last report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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


Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2008, at the 2008 annual meeting of stockholders, the stockholders of West Marine approved an amendment to our Omnibus Equity Incentive Plan. The amendment increases the number of shares of our common stock available under the plan by 1,100,000 shares, from a total of 7,300,000 shares to 8,400,000 shares. In addition, the plan's provisions for making adjustments to plan awards following certain equity restructurings also were amended to remove any discretion, which might have inadvertently triggered adverse accounting treatment.

A more detailed description of the terms of our Omnibus Equity Incentive Plan is contained in our proxy statement for the 2008 annual meeting of stockholders filed with the Securities and Exchange Commission on April 22, 2008. The description of the amendments in this report and of the plan in our proxy statement are qualified in their entirety by reference to the complete amended plan that is being filed with this report as Exhibit 10.2.


Item 9.01.  Financial Statement s and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Not applicable.

     (d) Exhibit:

         10.1*    Omnibus Equity Incentive Plan, as amended.







         _____________________
         * Management contract or compensatory plan.

                                    SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                WEST MARINE, INC.

Dated: May 22, 2008             By: /s/ Pamela J. Fields
                                    ------------------------------------------
                                    Pamela J. Fields
                                    Secretary and General Counsel

                                                                    Exhibit 10.1


















                                WEST MARINE, INC.
                          OMNIBUS EQUITY INCENTIVE PLAN







                                    May 2008

                                    SECTION 1
                       ESTABLISHMENT, PURPOSE AND DURATION

         1.1 Establishment of the Plan. West Marine, Inc., a Delaware corporation (the "Company"), having previously established the "West Marine, Inc. 1993 Omnibus Equity Incentive Plan," and the "West Marine, Inc. Nonemployee Director Stock Option Plan," and merged those plans effective as of March, 2002, and further amends and restates the merged plan in its entirety (the "Plan") effective May 21, 2008. Any awards issued under any predecessor plan, together with the terms and conditions of any award agreement previously issued to any participant under any such plan shall continue in force and effect under the terms of this Plan. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Units, Performance Shares, and Other Stock-Based Awards. The Plan is effective as of May 21, 2008, subject to the approval by an affirmative vote, at the next meeting of the stockholders of the Company, or any adjournment thereof, of the holders of a majority of the outstanding shares of the common stock of the Company, present in person or by proxy and entitled to vote at such meeting.

         1.2 Purpose of the Plan. The purpose of the Plan is to promote the success, and to enhance the value of the Company by linking the personal interests of Employees, Non-Employee Directors and Consultants to those of Company shareholders, and by providing such participants with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Employees, Non-Employee Directors and Consultants upon whose judgment, interest, and special effort the successful conduct of its operation largely is dependent.

         1.3 Duration of the Plan. The Plan shall commence on the date specified in Section 1.1 and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Section 15, until all Shares subject to the Plan have been purchased or acquired pursuant to the provisions of the Plan.

                                    SECTION 2
                                   DEFINITIONS

The following terms shall have the meanings set forth below, unless plainly required by the context:

         2.1 "Affiliated SAR" means a Stock Appreciation Right that is granted in connection with a related Option, and which will be deemed to automatically be exercised simultaneous with the exercise of the related Option.

         2.2 "Award" means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Units, Performance Shares or any Other Stock-Based Awards that are valued in whole or in part be reference to, or otherwise based on or related to, Shares.

         2.3 "Award Agreement" means any written agreement, contract or other instrument entered into by each Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under this Plan.

         2.4 "Board" or "Board of Directors" means the Board of Directors of the Company.

         2.5 "Code" means the Internal Revenue Code of 1986, as amended from time to time. Reference to a specific section of the Code shall include such section, any valid final or temporary regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section.

         2.6 "Committee" means the committee, as specified in Section 3, appointed by the Board to administer the Plan with respect to grants of Awards, or any subcommittee thereof.

         2.7 "Company" means West Marine, Inc., a Delaware corporation, or any successor thereto.

         2.8 "Consultant" means any consultant, independent contractor or other person who provides significant services to the Company or its Subsidiaries, but who is not an employee of the Company or its Subsidiaries.

         2.9      "Covered Employee" has the same meaning as set forth in
Section 162(m) of the Code, and successor provisions.

         2.10 "Director" means any individual who is a member of the Board of Directors of the Company.

         2.11 "Disability" means a permanent and total disability within the meaning of Code Section 22(e)(3).

         2.12 "Employee" means any employee of the Company or of the Company's Subsidiaries, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

         2.13 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto. Reference to a specific section or regulation of the Exchange Act shall include such section or regulation, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section or regulation.

         2.14 "Fair Market Value" means the average of the highest and lowest quoted selling prices for Shares on the relevant date as reflected by composite transactions on the Nasdaq National Market System, or if there were no sales on such date, the weighted average of the means between the highest and lowest quoted selling prices on the nearest day before and the nearest day after the relevant date, as determined by the Committee.

         2.15 "Freestanding SAR" means a Stock Appreciation Right that is granted independently of any Options.

         2.16 "Incentive Stock Option" or "ISO" means an option to purchase Shares, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

         2.17 "Insider" shall mean an individual who, on the relevant date, is a Company director, Company officer (within the meaning of Rule 16a-1 promulgated under the Exchange Act), or beneficial owner of 10% or more of the Shares.

         2.18 "Non-Employee Director" shall mean a Director who is an employee of neither the Company nor any Subsidiary (within the meaning of Rule 16b-3(b) promulgated under the Exchange Act).

         2.19 "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares which is not intended to be an Incentive Stock Option.

         2.20 "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

         2.21 "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

         2.22 "Other Stock-Based Award" means a right, granted to a Participant under Section 10, that relates to or is valued by reference to Shares.

         2.23 "Participant" means an Employee, Non-Employee Director or Consultant who has an outstanding Award granted under the Plan.

         2.24 "Performance Unit" means an Award granted to a Participant pursuant to Section 9.

         2.25 "Performance Share" means an Award granted to a Participant pursuant to Section 9.

         2.26 "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), and/or the Shares are subject to a substantial risk of forfeiture, as provided in Section 8.

         2.27 "Restricted Stock" means an Award granted to a Participant pursuant to Section 8.

         2.28     "Shares" means the shares of common stock of the Company.

         2.29 "Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with a related Option, designated as a SAR, pursuant to the terms of Section 7.

         2.30 "Subsidiary" means any corporation in which the Company owns directly, or indirectly through subsidiaries, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns at least fifty percent (50%) of the combined equity thereof.

     2.31 "Tandem SAR" means a Stock Appreciation Right that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, a SAR shall similarly be cancelled).


                                    SECTION 3
                                 ADMINISTRATION

         3.1 The Committee. The Plan shall be administered by the Committee. The Committee shall consist of not less than two (2) Directors. The members of the Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors. The Committee shall be comprised solely of Directors who are Non-Employee Directors.

         3.2 Authority of the Committee. The Committee shall have full power, except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, to determine the size and types of Awards; to determine the terms and conditions of such Awards in a manner consistent with the Plan; to determine the terms and conditions of each Award Agreement, which need not be identical for each Participant; to construe and interpret the Plan and any Award Agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Section 15 herein) to amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations, which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its powers; provided, however, that only the Committee may administer the Plan with respect to Insiders, except that the Committee may delegate its power to issue Options to Insiders so long as such Options are not exercisable for at least six (6) months after the grant of the Option Award.

         3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board shall be final, conclusive, and binding on all persons, including the Company, its shareholders, Employees, Participants, and their estates and beneficiaries, and shall be given the maximum deference permitted by law.

         3.4 Limitation of Liability. Each member of the Committee shall be entitled to rely or act in good faith upon any report or other information furnished to him or her by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants, legal counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on their behalf, shall, to the extent permitted by law, be fully indemnified and protected by the Company, pursuant to Section 17 hereof, with respect to any such action, determination, or interpretation.

                                    SECTION 4
                           SHARES SUBJECT TO THE PLAN

         4.1 Number of Shares. Subject to adjustment as provided in Section 4.3, the total number of Shares available for grant under the Plan, including shares subject to Awards previously issued and outstanding under the Company's 1993 Omnibus Equity Incentive Plan and Nonemployee Director Stock Option Plan, may not exceed 8,400,000 (which includes 7,300,000 Shares authorized under the Plan prior to the effective date of this amendment and restatement of the Plan). These 8,400,000 Shares may be either authorized but unissued or reacquired Shares. The following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan:

                  (a) While an Award is outstanding, it shall be counted against the authorized pool of Shares, regardless of its vested status.

                  (b) The grant of an Option or Restricted Stock shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.

                  (c) The grant of a Tandem SAR shall reduce the number of Shares available for grant by the number of Shares subject to the related Option (i.e., there is no double counting of Options and their related Tandem SARs).

                  (d) The grant of an Affiliated SAR shall reduce the number of Shares available for grant by the number of Shares subject to the SAR, in addition to the number of Shares subject to the related Option.

                  (e) The grant of a Freestanding SAR shall reduce the number of Shares available for grant by the number of Freestanding SARs granted.

                  (f) The Committee shall in each case determine the appropriate number of Shares to deduct from the authorized pool in connection with the grant of Performance Units and/or Performance Shares.

                  (g) Commencing with the effective date of this Plan, each grant of a Restricted Stock Award, Performance Share, or any other "full-value" Share-based award shall reduce the authorized Share pool by 1.89 Shares.

                  (h) To the extent that an Award is settled in cash rather than in Shares, the Shares reserved for such Award shall not be deducted from the authorized Share pool.

                  (i) To the extent Shares are withheld from any Award by the Company to pay taxes applicable to any Award, such Shares shall be deducted from the authorized Share pool.

                  (j) Shares tendered by a participant to pay the exercise price of any Option or to satisfy tax-withholding obligations of any Award shall not be added to the authorized Share pool.

         4.2 Lapsed Awards. If any Award granted under this Plan is cancelled, terminates, expires, or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award again shall be available for the grant of an Award under the Plan. Without limiting the foregoing, to the extent a Restricted Stock Award is forfeited prior to the expiration of the applicable Period of Restriction, such Shares shall be added to the authorized share pool.

         4.3 Adjustments in Authorized Shares. Adjustments in Authorized Shares. In the event of any "equity restructuring," as defined under the Statement of Financial Accounting Standards No. 123(R), including but not limited to a stock dividend, stock split, spin-off, rights offering, recapitalization through a nonrecurring cash dividend, Share combination, or other change in the corporate structure of the Company affecting the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, such adjustment shall be made in the number and/or class of Shares which may be delivered under the Plan, and in the number and/or class of and/or price of Shares subject to outstanding Awards granted under the Plan, as is necessary to equalize an award's value before and after an equity restructuring, and provided that the number of Shares subject to any Award shall always be a whole number. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, or other change in the corporate structure of the Company that does not constitute such an equity restructuring, the Committee may make such adjustment, if any, as it deems appropriate in the number and/or class of and/or price of Shares subject to outstanding Awards granted under the Plan.

                                    SECTION 5
                          ELIGIBILITY AND PARTICIPATION

         5.1 Eligibility. Persons eligible to participate in this Plan include all Employees, Non-Employee Directors and Consultants of the Company and its Subsidiaries, as determined by the Committee. Notwithstanding the preceding sentence, Randolph K. Repass shall not be eligible to participate in the Plan.

         5.2 Actual Participation. Subject to the provisions of the Plan (including, but not limited to, Section 11 relating to nondiscretionary awards to Non-Employee Directors), the Committee in its sole discretion, shall select from all eligible Employees, Non-Employee Directors and Consultants, those to whom Awards shall be granted, and the Committee, in its sole discretion, shall determine the nature and amount of each Award.

                                    SECTION 6
                                  STOCK OPTIONS

         6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Employees, Non-Employee Directors and Consultants at any time and from time to time as shall be determined by the Committee. The Committee shall have discretion in determining the number of Shares subject to Options granted to each Participant. The Committee may grant ISOs, NQSOs, or a combination thereof.

         6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, the conditions of exercise of the Options, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO, provided that if the Award Agreement does not so specify, the Option shall be a NQSO.

         6.3 Option Price. The Option Price for each grant of an Option shall be determined by the Committee in its sole discretion.

              6.3.1 Nonqualified Stock Options. In the case of a Nonqualified Stock Option, the Option Price shall be not less than one-hundred percent (100%) of the Fair Market Value of a Share on the date that the Option is granted.

              6.3.2 Incentive Stock Options. In the case of an Incentive Stock Option, the Option Price shall be not less than one-hundred percent (100%)of the Fair Market Value of a Share on the date that the Option is granted; provided, however, that if at the time the Option is granted, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Option Price shall be not less than one-hundred and ten percent (110%) of the Fair Market Value of a Share on the date that the Option is granted.

         6.4 Duration of Options. Each Option shall expire at such time as the Committee, in its sole discretion, shall determine; provided, however, that for grants made on or after the effective date of this Plan, no Option may be exercised after the expiration of five (5) years from the date the Option was granted. After the Option is granted, the Committee, in its sole discretion, may extend the maximum term of such Option, provided, however, that on or after the effective date of this Plan, no extension shall make the Option exercisable more than five (5) years after the date the Option was granted.

         6.5 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee, in its sole discretion, shall determine. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option. However, in no event may any Option granted to an Insider be exercisable until six (6) months following the date of its grant, unless the Option was awarded by a committee comprised solely of two or more Non-Employee Directors.

         6.6 Payment. Options shall be exercised by the Participant's delivery of a written notice of exercise to the Secretary of the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to the Company in full in cash or its equivalent. The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (b) by any other means which the Committee, in its sole discretion, determines to provide legal consideration for the Shares, and to be consistent with the Plan's purpose and applicable law. As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

         6.7 Restrictions on Share Transferability. The Committee may impose restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan, as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any national securities exchange or system upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

         6.8 Certain Additional Provisions for Incentive Stock Options.

              6.8.1 Exercisability. The aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000, or such other limitation required under Section 422(d) of the Code.

              6.8.2 Termination of Employment. No Incentive Stock Option may be exercised more than three months after the effective date of the Participant's termination of employment for any reason other than Disability or death, unless (a) the Participant dies during such three-month period, and/or (b) the Award Agreement permits later exercise. No Incentive Stock Option may be exercised more than one year after the Participant's termination of employment on account of death or Disability, unless (a) the Participant dies during such one-year period, and (b) the Award Agreement permits later exercise.

              6.8.3 Employees Only. Incentive Stock Options may be granted only to persons who are Employees at the time of grant. Non-Employee Directors and Consultants shall not be eligible to receive Incentive Stock Options.

         6.9 Nontransferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, the laws of descent and distribution, or as allowed under
Section 12. All Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

                                    SECTION 7
                               APPRECIATION RIGHTS

         7.1 Grant of SARs. Subject to the terms and conditions of the Plan, a SAR may be granted to an Employee, Non-Employee Director or Consultant at any time and from time to time as shall be determined by the Committee, in its sole discretion. The Committee may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof. The Committee shall have complete discretion to determine the number of SARs granted to any Participant, and consistent with the provisions of the Plan, the terms and conditions pertaining to such SARs. However, the grant price of a Freestanding SAR shall be at least equal to the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem or Affiliated SARs shall equal the Option Price of the related Option. In no event shall any SAR granted to an Insider become exercisable within the first six (6) months after the date it was granted, unless the SAR was awarded by a committee comprised solely of two or more Non-Employee Directors.

         7.2 Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

         7.3 Exercise of Affiliated SARs. Affiliated SARs shall be deemed to be exercised upon the exercise of the related Options. The deemed exercise of Affiliated SARs shall not necessitate a reduction in the number of related Options.

         7.4 Exercise of Freestanding SARs. Freestanding SARs shall be exercisable on such terms and conditions as shall be determined by the Committee, in its sole discretion.

         7.5 Term of SARs. The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion, provided, however, that for grants made on or after the effective date of this Plan, no SAR may be exercised after the expiration of five (5) years from the date the SAR was granted..

         7.6 SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, the conditions of exercise and such other provisions as the Committee, in its sole discretion, shall determine. After a SAR is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option or extend the term of the SAR, provided, however, that on or after the effective date of this Plan, no extension shall make the SAR exercisable more than five (5) years after the date the SAR was granted.

         7.7 Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying: (a) the difference between the Fair Market Value of a Share on the date of exercise over the grant price; times (b) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

         7.8 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of a SAR under the Plan, as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any national securities exchange or system upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

         7.9 Nontransferability of SARs. No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, the laws of descent and distribution, or as permitted under
Section 12. Further, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

                                    SECTION 8
                                RESTRICTED STOCK

         8.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Employees, Non-Employee Directors and Consultants in such amounts as the Committee, in its sole discretion, shall determine.

         8.2 Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by an Award Agreement that shall specify the Period (or Periods) of Restriction, the number of Restricted Stock Shares granted, and such other terms and conditions as the Committee, in its sole discretion, shall determine. However, in no event may any Restricted Stock granted to an Insider become vested in a Participant prior to six (6) months following the date of its grant, unless the Restricted Stock was awarded by a committee comprised solely of two or more Non-Employee Directors.

         8.3 Transferability. Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

         8.4 Other Restrictions. The Committee, in its sole discretion, may impose such other restrictions on any Shares of Restricted Stock as it may deem advisable including, without limitation, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), stop-transfer order, and/or such other restrictions under applicable Federal or state securities laws, rules and regulations thereunder or rules of the national securities exchange or system on which the Shares are listed.

         8.5 Certificate Legend. The Committee may cause a legend or legends to be placed on any such Restricted Stock certificates to make appropriate reference to any restrictions that may be applicable to Shares. In addition, during any Period of Restriction, or during any period during which delivery or receipt of an Award or Shares has been deferred by the Committee or a Participant, the Committee may require the Participant to enter into an agreement providing that certificates representing Shares issuable or issued pursuant to an Award shall remain in the physical custody of the Company or such other person as the Committee may designate.

         8.6 Removal of Restrictions. Except as otherwise provided in this
Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after



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the last day of the Period of Restriction. The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse, and/or remove any restrictions. After the Shares are released from restrictions, the Participant shall be entitled to have the applicable legend or legends required by Section
8.5 removed from his or her Share certificate.

         8.7 Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares unless otherwise provided in the Award Agreement.

         8.8 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held, unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

         8.9 Return of Restricted Stock to Company. Subject to the applicable Award Agreement and Section 8.6, upon the earlier of (a) the Participant's termination of employment, or (b) the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and, subject to Section 4.2, again shall become available for grant under the Plan.

                                    SECTION 9
                    PERFORMANCE UNITS AND PERFORMANCE SHARES

         9.1 Grant of Performance Units/Shares. Subject to the terms of the Plan, Performance Units and Performance Shares may be granted to Employees, Non-Employee Directors and Consultants at any time and from time to time, as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant. With respect to Covered Employees, Performance Units and Performance Shares are intended to be "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and shall be paid solely on account of the attainment of one or more preestablished, objective performance goals within the meaning of Section 162(m) and the regulations thereunder. The payout of any such Award to a Covered Employee may be reduced, but not increased, based on the degree of attainment of other performance criteria or otherwise at the direction of the Committee.

         9.2 Maximum Individual Awards. No individual may be granted more than 750,000 Shares subject to any combination of Performance Units/Shares, Restricted Stock, Options, SARs, or Other Stock-Based Awards subject to performance criteria in any given calendar year. The maximum payout for any Covered Employee for a performance-based Award paid in cash is 300 percent of such Covered Employee's January 1 base salary for the calendar year of the performance-based Award payment. The Share amounts in this Section 9.2 are subject to the adjustment provisions under Section 4.3. As determined by the Committee, the performance goal shall be the attainment of one or more of the pre-established amounts of revenue, profit, net income, cash flow, income before depreciation and amortization, earnings per share, return on capital or total shareholder return of the Company.

         9.3 Value of Performance Units/Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participants. The time period during which the performance goals must be met shall be called a "Performance Period." Performance Periods of Awards granted to Insiders shall, in all cases, exceed six (6) months in length, unless the performance-based Awards were granted by a committee comprised solely of two or more Non-Employee Directors.

         9.4 Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive a payout of the number of Performance Units/Shares earned by


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



the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved. Notwithstanding the preceding sentence, after the grant of a Performance Unit/Share, the Committee, in its sole discretion, may waive the achievement of any performance goals for such Performance Unit/Share.

         9.5 Form and Timing of Payment of Performance Units/Shares. The settlement of any earned Performance Units/Shares shall be made in a single lump sum, within forty-five (45) calendar days following the close of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof. Prior to the beginning of each Performance Period, Participants may, in the discretion of the Committee, elect to defer the receipt of any Performance Unit/Share payout upon such terms as the Committee shall determine.

         9.6 Cancellation of Performance Units/Shares. Subject to the applicable Award Agreement, upon the earlier of (a) the Participant's termination of employment, or (b) the date set forth in the Award Agreement, all remaining Performance Units/Shares shall be forfeited by the Participant to the Company, and subject to Section 4.2, the Shares subject thereto shall again be available for grant under the Plan.

         9.7 Nontransferability. Performance Units/Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

         9.8 Restrictions on Share Transferability. The Committee may impose restrictions on any Shares acquired pursuant to any performance-based Award granted under this Section 9 as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any national securities exchange or system upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

                                   SECTION 10
                            OTHER STOCK-BASED AWARDS

         10.1 Other Stock-Based Awards. The Committee is authorized to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation, Shares awarded purely as a "bonus" and not subject to any restrictions or conditions, other rights convertible or exchangeable into Shares, purchase rights and Awards valued by reference to book value of Shares or the performance of specified Subsidiaries.

         10.2 Terms and Conditions. The Committee shall determine the terms and conditions of such Awards, which may include performance criteria. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 10 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards, or other property, as the Committee shall determine.

         10.3 Restrictions on Share Transferability. The Committee may impose restrictions on any Shares acquired pursuant to any Award granted under this
Section 10 as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any national securities exchange or system upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

                                   SECTION 11
                          NON-EMPLOYEE DIRECTOR AWARDS

         11.1 Election of NQSO or Restricted Stock. As of the close of each annual meeting of the Company's stockholders at which a Non-Employee Director is nominated for reelection and is so elected by the stockholders, each such Non-Employee Director shall receive an automatic grant, at his or her election, of either (i) a Nonqualified Stock Option exercisable for 3,000 Shares or (ii) 1,000 Shares of Restricted Stock. In lieu of the foregoing award, as of the close of the first such annual meeting at which a Non-Employee Director is nominated for election and is so elected by the Company's stockholders, each such newly elected Non-Employee Director shall receive an automatic grant, at his or her election, of either (i) a Nonqualified Stock Option exercisable for 4,500 Shares or (ii) 1,500 Shares of Restricted Stock.

              11.1.1 NQSO Features. The Option Price shall be the Fair Market Value of the Shares as of the date of the Award. The NQSO shall become exercisable six months following the date of the Award. The NQSO shall be exercisable for a period of five (5) years from the date of the Award, provided that if the Non-Employee Director ceases to be a Director prior to the time the NQSO becomes exercisable, then the NQSO shall terminate and be forfeited on the date the Non-Employee Director ceases to be a Director.

              11.1.2 Restricted Stock Features. The Restricted Stock shall become vested one (1) year following the date of grant, provided that if the Non-Employee Director ceases to be a Director prior to such anniversary, then the Restricted Stock shall be forfeited on the date the Non-Employee Director ceases to be a Director.

         11.2 Award of Restricted Stock. As of the close of each annual meeting of the Company's stockholders, each Non-Employee Director in office at the conclusion of such meeting shall be awarded Shares of Restricted Stock valued at $6,000 based upon the Fair Market Value of the Shares on the date of the annual meeting. The Restricted Stock shall become vested one (1) year following the date of grant, provided that if the Non-Employee Director ceases to be a Director prior to such anniversary, then the Restricted Stock shall be forfeited on the date the Non-Employee Director ceases to be a Director.

         11.3 Other Stock Based Awards. As of the close of each annual meeting of the Company's stockholders, each Non-Employee Director in office at the conclusion of such meeting shall be awarded Shares valued at $8,000 based upon the Fair Market Value of the Shares on the date of the annual meeting. The Non-Employee Director's rights in the Shares shall be immediately vested, and the Non-Employee Director shall be treated as the Owner of such shares as of the date of grant.

         11.4 Limit on Awards. All Awards made under this Section 11 are subject to the overall Share limitations set forth in Section 4.1.

                                   SECTION 12
                             BENEFICIARY DESIGNATION

         As provided in this Section 12, each Participant under the Plan may name a beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of the Participant's death before he or she receives any or all of such benefit and/or who may exercise any vested Award under the Plan following the Participant's death. Each such designation shall revoke all prior designations by the same Participant and must be in a form and manner acceptable to the Committee. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate and, subject to the terms of the Plan, any unexercised vested Award may be exercised by the administrator or executor of the Participant's estate.

                                   SECTION 13
                                    DEFERRALS

         The Committee, in its sole discretion, may permit a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units/Shares. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee from time to time.

                                   SECTION 14
                             RIGHTS OF PARTICIPANTS

         14.1 No Effect on Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or any Non-Employee Director's or Consultant's service with the Company, or any Subsidiary thereof, at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

         14.2 Participation. No Employee, Non-Employee Director or Consultant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award, provided that a Non-Employee Director shall be entitled to the Awards under Section 11.

                                   SECTION 15
                      AMENDMENT, SUSPENSION, OR TERMINATION

         The Board, in its sole discretion, may alter, amend or terminate the Plan, or any part thereof, at any time and for any reason; provided, however, that without further stockholder approval, no such alteration or amendment shall
(a) materially increase the benefits accruing to Participants under the Plan,
(b) materially increase the number of securities which may be issued under the Plan, or (c) materially modify the requirements as to eligibility for participation in the Plan; provided, further, that stockholder approval is not required if such approval is not required in order to assure the Plan's continued qualification under Rule 16b-3 promulgated under the 1934 Act. Notwithstanding anything in the Plan to the contrary, neither the Board nor the Committee shall amend the Plan, or any part thereof, to permit a transaction that would have the effect of repricing an Option or Stock Appreciation Right without obtaining shareholder approval of such amendment. For this purpose "repricing" means (i) any transaction that would have the effect of repricing an Option or Stock Appreciation Right under applicable financial accounting standards, or (ii) with respect to an Option with an exercise price equal to or greater than the fair market value of the underlying stock, either the Company's cancellation of such Option in exchange for another Award or the Company's purchase of such Option for cash. Neither the amendment, suspension, nor termination of the Plan shall, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted. No Award may be granted during any period of suspension, or after termination, of the Plan.

                                   SECTION 16
                                   WITHHOLDING

         16.1 Tax Withholding. Prior to the delivery of any Shares or cash pursuant to the Plan, the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any Awards.

         16.2 Shares Withholding. The Committee may, in its absolute discretion, permit a Participant to satisfy such tax withholding obligation, in whole or in part, by electing to have the Company withhold Shares having a value equal to the amount required to be withheld or by delivering to the Company already-owned shares to satisfy the withholding requirement. The amount of the withholding requirement shall be deemed to include any amount which the Committee agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum Federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). The value of the Shares to be withheld or delivered will be based on their Fair Market Value on the Tax Date. Such elections will be subject to the following restrictions: (1) the election must be made on or before the Tax Date; (2) the election will be irrevocable; and (3) the election will be subject to the disapproval of the Committee.

                                   SECTION 17
                                 INDEMNIFICATION

         Each person who is or shall have been a member of the Committee, or of the Board, or who had been delegated a duty by them under the Plan, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, notion, suit, or proceeding to which he or she may be a party, or in which he or she may be involved by reason of any action taken or failure to act, which such person took or failed to take, in good faith, in carrying out his or her duties under the Plan or any Award Agreement, and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                                   SECTION 18
                                   SUCCESSORS

         All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

                                   SECTION 19
                               LEGAL CONSTRUCTION

         19.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

         19.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         19.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges or systems as may be required.

         19.4 Securities Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan, Award Agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

         19.5 Governing Law. The Plan and all Award Agreements hereunder, shall be construed in accordance with and governed by the laws of the State of California (without giving effect to principles of conflicts of laws thereof) and applicable Federal law.

         19.6 Captions. Captions are provided herein for convenience only, and are not to serve as a basis for interpretation or construction of the Plan.


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